                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 08, 1999
                    Capita Equipment Receivables Trust 1997-1

  A New York             Commission File          I.R.S. Employer
  Corporation            No. 333-34793            No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Items. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date: April 8, 1999         Payment Date:         April 15, 1999
Collection Period:  March 31, 1999


       I.    Information Regarding the Contracts

           1.  Contract Pool Principal Balance
               a. Beginning of Collection Period                        $ 656,997,155.95
               b. End of Collection Period                              $ 627,814,122.59
               c. Reduction for Collection Period                       $  29,183,033.49
           2.  Delinquent Scheduled Payments
               a. Beginning of Collection Period                        $  13,068,649.95
               b. End of Collection Period                              $  12,025,063.55
           3.  Liquidated Contracts
               a. Number of Liquidated Contracts
                  with respect to Collection Period                                  292
                                                                        ----------------
               b. Required Payoff Amounts of Liquidated Contracts       $   3,783,278.66
               c. Total Reserve for Liquidation Expenses                $             --
               d. Total Liquidation Proceeds Received                   $     666,126.77
               e. Liquidation Proceeds Allocated to Owner Trust         $     538,686.77
               f. Liquidation Proceeds Allocated to Depositor           $     127,440.00
               g. Current Realized Losses                               $   3,244,591.89
           4.  Prepaid Contacts
               a. Number of Prepaid Contracts with respect
                  to Collection Period                                               442
                                                                        ----------------
               b. Required Payoff Amounts of Prepaid Contracts          $   1,395,521.37
           5.  Purchased Contracts (by TCC)
               a. Number of Contracts Purchased by TCC with
                  respect to Collection Period                                         0
               b. Required Payoff Amounts of Purchased Contracts        $             --

6.  Delinquency Status of Contracts (End of Collection Period)

                     ----------------------------------------------------------------------------
                                                                               % of Aggregate
                        Number of           % of        Aggregate Required     Required Payoff
                        Contracts         Contracts        Payoff Amounts         Amounts
                     -----------------------------------------------------------------------------
a. Current             55,450             90.76%         $578,785,951.29          90.46%
b. 31-60 days           2,776              4.54%         $ 34,628,934.90           5.41%
c. 61-90 days           1,242              2.03%         $ 13,187,236.70           2.06%
d. 91-120 days            671              1.10%         $  5,862,584.43           0.92%
e. 120+ days              957              1.57%         $  7,374,478.82           1.15%
f. Total               61,096            100.00%         $639,839,186.14         100.00%


7.  Historical Delinquency Experience with Respect to Contracts

------------------------------------------------------------------------------------------------------------------------------
                          % of                     % of                   % of                      % of
                         Aggregate               Aggregate               Aggregate                Aggregate
                      Required Payoff         Required Payoff         Required Payoff          Required Payoff
 Collection               Amounts                 Amounts                 Amounts                  Amounts
   Periods         31-60 Days Past Due      61-90 Days Past Due    91-120 Days Past Due       120+ Days Past Due
------------------------------------------------------------------------------------------------------------------------------
      03/31/99             5.41%                   2.06%                   0.92%                    1.15%
      02/28/99             5.60%                   2.08%                   1.15%                    1.24%
      01/31/99             5.46%                   2.19%                   0.94%                    1.11%
      12/31/98             5.26%                   1.86%                   0.90%                    0.93%
      11/30/98             5.07%                   1.66%                   0.78%                    0.88%
      10/31/98             3.93%                   1.32%                   0.66%                    0.98%
      09/30/98             3.98%                   1.18%                   0.62%                    0.94%
      08/31/98             3.34%                   1.23%                   0.53%                    0.60%
      07/31/98             3.28%                   1.12%                   0.52%                    0.85%
      06/30/98             2.76%                   1.14%                   0.58%                    0.81%
      05/31/98             3.63%                   1.12%                   0.61%                    0.75%
      04/30/98             3.46%                   1.03%                   0.63%                    0.69%
      03/31/98             3.30%                   1.26%                   0.51%                    0.63%
      2/28/98              6.09%                   1.42%                   0.59%                    0.52%
      1/31/98              3.34%                   0.96%                   0.41%                    0.26%
      12/31//97            3.17%                   0.86%                   0.36%                    0.01%
      11/30/97             2.89%                   0.49%                   0.00%                    0.00%

8.  Historical Loss Experience With Respect to Contracts

                                     ---------------------------------------------------------------------------------------
                                         Collection        3 Collection      6 Collection Periods      Cumulative Since
                                           Period         Periods Ending            Ending               Cut-off Date
                                          March-99           March-99              March-99
                                      ---------------------------------------------------------------------------------------
a. Number of Liquidated Contracts             292                772                   1,519                  3,529
b. Number of Liquidated
   Contracts as a Percentage
   of Initial Contracts                     0.386%             1.020%                2.008%                  4.665%
c. Required Payoff Amounts of
   Liquidated Contracts                 3,783,278.66       7,653,550.29          15,683,335.35          36,017,456.57
d. Liquidation Proceeds Allocated
   to Owner Trust                        538,686.77        1,572,259.00          3,020,292.32            5,243,496.58
e. Aggregate Current Realized
   Losses                               3,244,591.89       6,081,291.29          12,663,043.03          30,773,959.99
f. Aggregate Current Realized
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance                       0.283%             0.530%                1.104%                  2.683%

II.   Information Regarding the Securities

      1.  Summary of Balance Information

    ------------------------------------------------------------------------------------------------------------------------------
                                     Principal Balance as of   Class Factor as of    Principal Balance as of   Class Factor as of
          Class          Coupon           April 15, 1999         April 15, 1999           March 15, 1999         March 15, 1999
                          Rate             Payment Date           Payment Date             Payment Date           Payment Date
    ------------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes     5.790000%             $0.00                  0.00000                  $0.00                  0.00000
b.  Class A-2 Notes     6.030000%         $68,414,875.79             0.27149              $95,600,616.83             0.37937
c.  Class A-3 Notes     6.120000%        $153,000,000.00             1.00000             $153,000,000.00             1.00000
d.  Class A-4 Notes     6.190000%        $261,210,000.00             1.00000             $261,210,000.00             1.00000
e.  Class A-5 Notes     5.063750%         $53,984,310.34             0.51414              $57,025,188.58             0.54310
f.  Class B Notes       6.450000%         $68,820,000.00             1.00000              $68,820,000.00             1.00000
g.  Class C Notes
    (Quarterly Paying)  6.480000%         $34,410,000.00             1.00000              $34,410,000.00             1.00000
h.  Total                 N.A.           $639,839,186.13             0.55787             $670,065,805.42             0.58422


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $639,839,186.13 and the CCA Balance is $65,389,236.96.


2.  Monthly Principal Amount
    a. Principal Balance of Notes
       (End of Prior Collection Period)                                    $ 670,065,805.42
    b. Contract Pool Principal Balance (End of Collection Period)          $ 627,814,122.59
    c. Monthly Principal Amount                                            $  42,251,682.83
3.  Gross Collections
    a. Scheduled Payments Received                                         $  29,530,671.60
    b. Liquidation Proceeds Allocated to Owner Trust                       $     538,686.77
    c. Required Payoff Amounts of Prepaid Contracts                        $   1,395,521.37
    d. Required Payoff Amounts of Purchased Contracts                      $             --
    e. Proceeds of Clean-up Call                                           $             --
    f. Investment Earnings on Collection, Note Distribution and
       Class C Funding Accounts                                            $      91,664.80
    g. Extension Fees Allocated to Owner Trust                             $         699.99
    h. Total Gross Collections (sum of (a) through (g))                    $  31,557,244.53
4.  Determination of Available Funds
    a. Total Gross Collections                                             $  31,557,244.53
    b. Withdrawal from Cash Collateral Account                             $   2,814,575.83
    c. Total Available Funds                                               $  34,371,820.36
5.  Class A-5 Swap
    a. Payment Details
       1- Class A-5 Assumed Fixed Rate                                             6.250000%
       2- Class A-5 Assumed Fixed Rate Day Count (30/360)                         0.0833333
       3- Class A-5 Interest Rate (Libor + .125%)                                  5.063750%
       4- Class A-5 Interest Rate Day Count (Actual/360)                          0.0861111
       5- Class A-5 Principal Amount                                       $  57,025,188.58
    b. Net Payment Calculation
       1- Class A-5 Assumed Fixed Payment                                  $     297,006.19
       2- Class A-5  Interest Payment                                      $     248,655.56
       3- Net Class A-5 Swap Payment From/(To) the Trust                   $      48,350.63

6.  Application of Available Funds

    ---------------------------------------------------------------------------------------------------------------------
                        Item                                          Amount             Remaining Available Funds
    ---------------------------------------------------------------------------------------------------------------------
    a. Total Available Funds                                                                  34,371,820.36
    b. Servicing Fee                                            684,372.04                    33,687,448.32
    c. Interest on Notes:
       i)     Class A-1 Notes                                           --                    33,687,448.32
       ii)    Class A-2 Notes                                   480,393.10                    33,207,055.22
       iii)   Class A-3 Notes                                   780,300.00                    32,426,755.22
       iv)    Class A-4 Notes                                 1,347,408.25                    31,079,346.97
       v)     Class A-5 Swap Net Settlement                      48,350.63                    31,030,996.34
       vi)    Class A-5 Notes                                   248,655.56                    30,782,340.78
       vii)   Class B Notes                                     369,907.50                    30,412,433.28
       viii)  Class C Funding Account                           185,814.00                    30,226,619.28
    d. Principal on Notes:
       i)     Class A-1 Notes                                           --                    30,226,619.28
       ii)    Class A-2 Notes                                27,185,741.04                     3,040,878.24
       iii)   Class A-3 Notes                                           --                     3,040,878.24
       iv)    Class A-4 Notes                                           --                     3,040,878.24
       v)     Class A-5 Notes                                 3,040,878.24                               --
       vi)    Class B Notes                                           0.00                             0.00
       vii)   Class C Funding Account                                 0.00                             0.00
    e. Deposit to Cash
       Collateral Account                                             0.00                             0.00
    f. Amount to be applied in
       accordance with CCA
       Loan Agreement                                                 0.00                             0.00
    g. Balance, if any, to Equity Certificates                        0.00                                0


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

       Collection Period                              February-99        March-99
       Beginning Balance                                 0.00           185,814.00
       Principal Deposited                               0.00              0.00
       Interest Deposited                             185,814.00        185,814.00
       ---------------------------------------------------------------------------
       Total Amount Available for Distribution        185,814.00        371,628.00
       Amount Distributed                                0.00              0.00
       ---------------------------------------------------------------------------
       Ending Balance                                 185,814.00        371,628.00



8. Quarterly Application of Available funds in the Class C Funding Account

---------------------------------------------------------------------------------------------------
         Item                           Amount       Remaining Available Funds
---------------------------------------------------------------------------------------------------
a. Total Available Funds                                     371,628.00
b. Interest to Class C Note Holders      0.00                371,628.00
c. Principal to Class C Note Holders     0.00                371,628.00

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation
    ------------------------------------------------------------------------------------------------------
                                                                                        April 15, 1999
                                    Item                                                 Payment Date
    ------------------------------------------------------------------------------------------------------
    a. Available Cash Collateral Amount (Beginning)                                    $ 68,913,407.72
    b. Deposits to Cash Collateral Account (II.5(f))                                   $            --
    c. Withdrawals from Cash Collateral Account                                        $  2,814,575.83
    d. Releases of Cash Collateral Account Surplus
       (Excess, if any of (a) plus (b) minus (c) over (f))                             $    709,567.93
    e. Available Cash Collateral Amount (End)
       (Sum of (a) plus (b) minus (c) minus (d))                                       $ 65,389,263.96
    f. Requisite Cash Collateral Amount                                                $ 65,389,263.96
    g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))             $            --
2.     Calculation of Requisite Cash Collateral Amount
    a. For Payment Dates from, and including, the
       December  1997 Payment Date  to,
       and including, the December 1998 Payment Date
       1) Initial Cash Collateral Amount                                               $ 83,153,171.00
    b. For Payment Dates from, and including, the
       November 1998 Payment Date until
       the Final Payment Date, the sum of
       1) 8.5% of the Contract Pool Principal Balance                                  $ 53,364,200.42
       2) The Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance less the
       Contract Pool Principal Balance                                                 $ 12,025,063.54
       3) Total ((1) plus (2))                                                         $ 65,389,263.96
    c. Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal
       Balance ($22,938,806); and                                                      $ 22,938,806.00
       2) the Aggregate Principal Balance of the Notes                                 $639,839,186.13
    d. Requisite Cash Collateral Amount
3.     Calculation of Cash Collateral Account Withdrawals                              $ 65,389,263.96
    a. Interest Shortfalls                                                             $            --
    b. Principal Deficiency Amount                                                     $  2,814,575.83
    c. Principal Payable at Stated Maturity Date of
       Class of Notes or Equity Certificates                                           $            --
    d. Total Cash Collateral Account Withdrawals                                          2,814,575.83

IV.    Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------------
         Distribution            Class A-1      Class A-2             Class A-3         Class A-4
           Amounts                Notes          Notes                  Notes             Notes
-----------------------------------------------------------------------------------------------------
1. Interest Due                   $   --       $    480,393.10      $ 780,300.00      $ 1,347,408.25
2. Interest Paid                  $   --       $    480,393.10      $ 780,300.00      $ 1,347,408.25
3. Interest Shortfall
   ((1) minus (2))                $   --       $            --      $         --      $           --
4. Principal Due                  $   --       $ 27,185,741.04      $         --      $           --
5. Principal Paid                 $   --       $ 27,185,741.04      $         --      $           --
6. Total Distribution Amount
   ((2) plus (4))                 $   --       $ 27,666,134.15      $ 780,300.00      $ 1,347,408.25

-------------------------------------------------------------------------------------------------------
          Distribution            Class A-5           Class B         Class C
             Amounts                Notes              Notes           Notes               Totals
-------------------------------------------------------------------------------------------------------
1. Interest Due                  $   248,655.56     $ 369,907.50      $     --        $  3,226,664.41
2. Interest Paid                 $   248,655.56     $ 369,907.50      $     --        $  3,226,664.41
3. Interest Shortfall
   ((1) minus (2))               $           --     $         --      $     --        $            --
4. Principal Due                 $ 3,040,878.24     $         --      $     --        $ 30,226,619.28
5. Principal Paid                $ 3,040,878.24     $         --      $     --        $ 30,226,619.28
6. Total Distribution Amount
   ((2) plus (4))                $ 3,289,533.80     $ 369,907.50      $     --        $ 33,453,283.69

V.  Information Regarding Other Pool Characteristics

    -----------------------------------------------------------------------------------------------
                                                       As of End of                As of End of
                      Item                               March-99                  February-99
                                                     Collection Period          Collection Period
    -----------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a. Original Number of Contracts                 75,651                       N.A.
    b. Cut-Off Date Contract Pool
       Principal Balance                        $1,146,940,285                   N.A.
    c. Original Weighted Average
       Remaining Term (in months)                    46.6                        N.A.
    d. Weighted Average Original Term
       (in months)                                   53.7                        N.A.
2.  Current Contract Characteristics
    a. Number of Contracts                          61,096                      62,399
    b. Average Contract Principal Balance           $10,276                    $10,529
    c. Weighted Average Remaining Term               33.6                        34.3

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

----------------------------------------------------------------
                                                 Since Issue
  Period                                             CPR
----------------------------------------------------------------
       0                December-97               -0.436%
       1                January-98                 5.709%
       2                February-98                6.693%
       3                 March-98                  6.904%
       4                 April-98                  7.280%
       5                  May-98                   7.462%
       6                  June-98                  6.903%
       7                  July-98                  7.298%
       8                 August-98                 7.115%
       9               September-98                7.118%
      10                October-98                 6.694%
      11                November-98                6.643%
      12                December-98                7.065%
      13                January-99                 7.152%
      14                February-99                7.261%
      15                 March-99                  7.336%

VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.


                                  Page 9 of 10








                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita
 Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
 Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 15, 1999

    This Certificate shall; constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above
Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                                    AT&T Capital Corporation

                                    Thomas G. Adams
                                    -----------------
                                    Thomas G. Adams
                                    Senior Vice President, Financial Reporting


                                  Page 10 of 10



